Putnam
New Century
Growth
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

During the first half of Putnam New Century Growth Fund's semiannual period, the stocks in which the fund invests remained under siege in response to spreading global economic slowing. Recognizing that they had been unduly pessimistic, investors eventually began reentering the market. Their enthusiasm, however, was not sufficient to offset the period's earlier losses.

Your fund's management team has responded to these developments by realigning the fund's emphasis within the growth stock universe and, more importantly in our view, by continuing to adhere strictly to the fund's stated investment style. Both of these moves should allow the fund to take maximum advantage of the economic recovery that is widely expected to develop in the year ahead.

As you will note in this report, we are now listing the team responsible for the fund's operation instead of naming individual fund managers. The change will not affect the way your fund is managed. Rather, it reflects Putnam's belief that mutual funds are more effectively overseen by teams rather than individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 13, 2002

REPORT FROM FUND MANAGEMENT

The fund is managed by the
Putnam Specialty
Growth Team

Putnam New Century Growth Fund faced a challenging environment over the first half of its 2002 fiscal year. During the six months ended December 31, 2001, the U.S. economy was in recession, value stocks and bonds were generally favored, and sectors where we had focused the portfolio in previous periods -- namely, technology and telecommunications -- continued to see large declines. However, the semiannual period was marked by diverging performance of growth stocks during the third and fourth calendar quarters of the year. In the third quarter, growth stocks performed poorly, but they recovered strongly in the fourth quarter. Due in part to its overweighted position in technology stocks, your fund underperformed its benchmark index, the Russell Midcap Growth Index, for the six-month period. However, with the equity rally in the fourth quarter the fund's class A shares gained nearly 29% (at net asset value) in the final three months of 2001. Thus, while the overall performance for the period is disappointing, we believe the fund's potential to benefit from a recovery in the growth sectors remains well established.

Total return for 6 months ended 12/31/01

      Class A           Class B           Class C           Class M
    NAV     POP       NAV    CDSC       NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
  -14.06% -18.99%   -14.41% -18.69%   -14.41% -15.27%   -14.30% -17.28%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND PERFORMANCE REFLECTED EQUITY VOLATILITY IN THE SECOND HALF OF 2001

During the six-month period, the U.S. stock market generally was volatile, both before and after the tragic events of September 11. Since the economic slowdown began in the fall of 2000, the sluggish U.S. economy has been particularly unkind to growth stocks. The stocks that had had the strongest performance during the bull market in the latter 1990s -- primarily those in the technology and telecommunications sectors -- have been hit the hardest in the past two years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                 14.8%

Retail                      12.2%

Health-care
services                     8.5%

Software                     7.4%

Broadcasting                 6.9%

Footnote reads:
*Based on net assets as of 12/31/01. Holdings will vary over time.


In March 2001, the U.S. economy officially entered recession, according to the National Bureau of Economic Research, and the effects had a large impact on business spending (which was responsible for much of the growth in the latter 1990s), consumer behavior, and investor psychology. As profit reports came out in the second and third quarters of 2001, many accompanied by "pre-announcement" warnings of poor profits (especially for growth companies), investors came to expect that a turnaround would come much later than previously expected. Consequently, many investors sought refuge in less volatile sectors such as value, and in fixed-income securities, especially Treasuries.

In the fourth quarter, however, the stock market staged a recovery. All sectors -- small cap, large cap, growth, and value -- benefited from the rally, which came on the heels of one of the market's worst weeks ever in late September. This sell-off, many analysts believe, accelerated the market's correction and was the catalytic event that enabled investors to once again see value in equities. During the fourth quarter, military success in Afghanistan, positive news about the U.S. economy, and poor performance in the bond markets in November and December helped stock prices rise dramatically, especially growth stocks. The major stock index returns for the final three months of the year were 13.37% for the Dow Jones Industrial Average, 10.29% for the broad-based S&P 500 Index, and 30.13% for the Nasdaq Composite. Although the returns for the preceding nine months still caused negative returns for the year, these strong fourth-quarter returns were encouraging signs that the U.S. economy still has vigor.

* FUND BECAME INCREASINGLY DIVERSIFIED DURING THE PERIOD

While we remain committed to our belief that technology companies are an important part of the economy, and that businesses will have to keep spending on technology to be competitive, we continued to reduce the fund's weighting in technology during the period. Telecommunications, was another area that had driven performance for several years but which contributed significantly to declines in the stock market, the high-yield bond market, and in your fund's performance at the end of 2000 and into 2001. At mid year, the beginning of your fund's fiscal year, we had eliminated many holdings that had become problematic.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Bed Bath & Beyond, Inc.
Retail

Stryker Corp.
Medical technology

Marvell Technology Group, Ltd.
(Bermuda)
Electronics

TCF Financial Corp.
Banking

Westwood One, Inc., Class A
Broadcasting

Cephalon, Inc.
Pharmaceuticals

Genesis Microchip, Inc. (Canada)
Electronics

Emulex Corp.
Computers

Lamar Advertising Co.
Advertising and marketing services

Fifth Third Bankcorp
Banking

Footnote reads:
These holdings represent 17.8% of the fund's net assets as of 12/31/01. Portfolio holdings will vary over time.


During the semiannual period, we invested in other sectors that helped diversify the portfolio and which, we believe, show strong potential for growth. For example, we increased the fund's health-care weighting, as we see several long-term trends pointing to potential growth. These trends include an aging population, rapid developments in biotechnology, pharmaceuticals, and medical products, and a significant increase in demand for health-care services. Key health-care holdings include Accredo Health, a pharmaceutical services provider, and Cephalon, a relatively new drug company and one of the fund's top holdings.

Another sector we focused on, particularly in the second half of the year, was energy. Natural gas prices have come under significant pressure, resulting in attractive valuations for energy stocks, while the long-term outlook for demand is positive. Since energy prices are fairly volatile and can move dramatically, we believe it makes sense to invest in energy stocks at a time like this when prices are low. Two energy services stocks in the portfolio are Nabors Industries, which is involved in oil drilling, manufacturing, and logistics, and BJ Services, which provides pumping and other services for oil and gas exploration, drilling, and production.

Consumer cyclicals was a third area that we focused on during the period (and which also performed well). Discount retailers were particularly attractive, including companies such as Family Dollar, Dollar Tree, and 99 Cent Stores. Auto Zone, a highly successful auto parts and accessory retailer, was a particularly strong performer during the period. Finally, we maintained the fund's weighting in media stocks, especially radio and outdoor advertising companies. Examples include Entercom, Lamar Advertising, Radio One, and Univision.

* A BRIGHTER YEAR EXPECTED IN 2002 FOR GROWTH STOCKS

In the past several years, we have seen the global economy become much more competitive. In a disinflationary, or low inflation environment, which characterizes current conditions, it is much harder for large companies to raise prices and drive revenue and earnings growth. We believe that such an environment is likely to prevail over the new few years and see several reasons why it could create opportunities for growth in the small- and mid-cap sectors of the market. First, these firms can take away market share from larger companies by developing new products and services. Secondly, they can realize strong revenue and earnings growth (hence, boosting their stock price) simply because they have a much smaller base to start from. Third, smaller growth stocks are attractively valued right now, particularly considering how low interest rates are (equity investments typically perform well in a low-interest-rate environment). And finally, with the passing of the technology-led growth stock bubble, growth stock portfolios are now much more balanced. Opportunities for growth exist in a variety of sectors, instead of being dominated by two key areas.

It is important to realize that, although we are expecting a recovery for the economy and for growth stocks in 2002, the ride may continue to be bumpy. However, history has shown that over long periods of time, growth stocks have provided strong returns. As always, we encourage investors to maintain a long-term horizon and keep their portfolios well diversified, with aggressive growth investments as an important, but not exclusive, part of an overall financial plan.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small and midsize companies. Such investments increase the risk of greater price fluctuations.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries.
We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Century Growth Fund is designed for investors seeking capital appreciation by investing primarily in the equity securities of companies of all sizes.

TOTAL RETURN FOR PERIODS ENDED 12/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (2/17/98)       (1/21/00)       (1/21/00)       (1/21/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -14.06% -18.99% -14.41% -18.69% -14.41% -15.27% -14.30% -17.28%
------------------------------------------------------------------------------
1 year          -28.23  -32.36  -28.77  -32.33  -28.77  -29.48  -28.59  -31.09
------------------------------------------------------------------------------
Life of fund     67.74   58.07   62.96   59.95   62.96   62.96   64.60   58.87
Annual average   14.30   12.56   13.45   12.90   13.45   13.45   13.74   12.71
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/01

                               Russell Midcap          Consumer
                                Growth Index          price index
------------------------------------------------------------------------------
6 months                          -8.26%                -0.34%
------------------------------------------------------------------------------
1 year                           -20.15                  1.60
------------------------------------------------------------------------------
Life of fund                      21.04                  9.38
Annual average                     5.06                  2.36
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/01

                    Class A       Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions*        --            --             --             --
------------------------------------------------------------------------------
Share value:     NAV     POP       NAV            NAV         NAV     POP
------------------------------------------------------------------------------
6/30/01        $14.79  $15.69    $14.64         $14.64      $14.69  $15.22
------------------------------------------------------------------------------
12/31/01        12.71   13.49     12.53          12.53       12.59   13.05
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
December 31, 2001 (Unaudited)

COMMON STOCKS (99.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
            270,000 Lamar Advertising Co. (NON)                                                       $  11,431,800

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------------------------------------------
            119,000 DRS Technologies, Inc. (NON)                                                          4,242,350

Airlines (1.3%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Ryanair Holdings PLC ADR (Ireland) (NON)                                              6,410,000
            157,000 Southwest Airlines Co.                                                                2,901,360
                                                                                                      -------------
                                                                                                          9,311,360

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
            132,000 Gentex Corp. (NON)                                                                    3,528,360

Banking (3.5%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Fifth Third Bancorp                                                                  11,039,400
            286,500 TCF Financial Corp.                                                                  13,746,270
                                                                                                      -------------
                                                                                                         24,785,670

Biotechnology (4.9%)
-------------------------------------------------------------------------------------------------------------------
            200,000 BioMarin Pharmaceuticals, Inc. (NON)                                                  2,688,000
             65,200 Genzyme Corp. (NON)                                                                   3,902,872
             45,000 IDEC Pharmaceuticals Corp. (NON)                                                      3,101,850
            122,500 ILEX Oncology, Inc. (NON)                                                             3,312,400
            110,700 InterMune, Inc. (NON)                                                                 5,453,082
            150,000 Invitrogen Corp. (NON)                                                                9,289,500
            109,900 Ligand Pharmaceuticals, Inc. Class B (NON)                                            1,967,210
             55,600 MedImmune, Inc. (NON)                                                                 2,577,060
            130,000 Scios, Inc. (NON)                                                                     3,090,100
                                                                                                      -------------
                                                                                                         35,382,074

Broadcasting (6.9%)
-------------------------------------------------------------------------------------------------------------------
            175,100 Entercom Communications Corp. (NON)                                                   8,755,000
            180,500 Hispanic Broadcasting Corp. (NON)                                                     4,602,750
            200,000 Radio One, Inc. Class A (NON)                                                         3,694,000
            457,000 Radio One, Inc. Class D (NON)                                                         8,230,570
            318,819 Regent Communications, Inc. (NON)                                                     2,152,028
            234,000 Univision Communications, Inc. (NON)                                                  9,467,640
            452,400 Westwood One, Inc. Class A (NON)                                                     13,594,620
                                                                                                      -------------
                                                                                                         50,496,608

Commercial and Consumer Services (4.1%)
-------------------------------------------------------------------------------------------------------------------
            136,000 CDW Computer Centers, Inc. (NON)                                                      7,304,560
            169,100 Choicepoint, Inc. (NON)                                                               8,571,679
             75,000 Cintas Corp.                                                                          3,600,000
            127,200 Corporate Executive Board Co. (NON)                                                   4,668,240
            234,000 Exult, Inc. (NON)                                                                     3,755,700
             59,000 Weight Watchers International, Inc. (NON)                                             1,995,380
                                                                                                      -------------
                                                                                                         29,895,559

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            218,000 Extreme Networks, Inc. (NON)                                                          2,812,200
             96,000 Juniper Networks, Inc. (NON)                                                          1,819,200
            700,000 Sonus Networks, Inc. (NON)                                                            3,234,000
                                                                                                      -------------
                                                                                                          7,865,400

Computers (5.5%)
-------------------------------------------------------------------------------------------------------------------
            153,500 Brocade Communications Systems, Inc. (NON)                                            5,083,920
            296,000 Emulex Corp. (NON)                                                                   11,694,960
             81,100 Magma Design Automation, Inc. (NON)                                                   2,455,708
            150,000 McDATA Corp. Class A (NON)                                                            3,675,000
            131,400 Optimal Robotics Corp. Class A (Canada) (NON)                                         4,658,130
            218,000 QLogic Corp. (NON)                                                                    9,703,180
             89,000 VeriSign, Inc. (NON)                                                                  3,385,560
                                                                                                      -------------
                                                                                                         40,656,458

Consumer Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
            239,900 Resources Connection, Inc. (NON)                                                      6,316,567
            149,300 TMP Worldwide, Inc. (NON)                                                             6,404,970
                                                                                                      -------------
                                                                                                         12,721,537

Electronics (14.8%)
-------------------------------------------------------------------------------------------------------------------
            165,000 Alpha Industries, Inc. (NON)                                                          3,597,000
            287,500 Applied Micro Circuits Corp. (NON)                                                    3,254,500
            208,300 DDi Corp. (NON)                                                                       2,049,672
            145,000 Exar Corp. (NON)                                                                      3,023,250
            260,700 Finisar Corp. (NON)                                                                   2,651,319
             60,000 Flextronics International, Ltd. (Singapore) (NON)                                     1,439,400
            190,000 Genesis Microchip, Inc. (Canada) (NON)                                               12,562,800
            125,800 Integrated Device Technology, Inc. (NON)                                              3,345,022
            223,000 Jabil Circuit, Inc. (NON)                                                             5,066,560
            222,600 Linear Technology Corp.                                                               8,690,304
            391,000 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       14,005,620
            150,000 Maxim Integrated Products, Inc. (NON)                                                 7,876,500
             92,000 Micrel, Inc. (NON)                                                                    2,413,160
            146,000 Pemstar, Inc. (NON)                                                                   1,752,000
             62,200 PerkinElmer, Inc.                                                                     2,178,244
            110,900 Plexus Corp. (NON)                                                                    2,945,504
            158,000 PMC - Sierra, Inc. (NON)                                                              3,359,080
            145,000 RF Micro Devices, Inc. (NON)                                                          2,788,350
            365,000 Sanmina Corp. (NON)                                                                   7,263,500
            189,000 Semtech Corp. (NON)                                                                   6,745,410
            260,700 Silicon Laboratories, Inc. (NON)                                                      8,788,197
             70,000 Varian Semiconductor Equipment (NON)                                                  2,421,300
                                                                                                      -------------
                                                                                                        108,216,692

Energy (2.5%)
-------------------------------------------------------------------------------------------------------------------
            149,400 BJ Services Co. (NON)                                                                 4,848,030
            125,000 Nabors Industries, Inc. (NON)                                                         4,291,250
            148,600 National-Oilwell, Inc. (NON)                                                          3,062,646
            390,000 Varco International, Inc. (NON)                                                       5,842,200
                                                                                                      -------------
                                                                                                         18,044,126

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
             95,000 Krispy Kreme Doughnuts, Inc. (NON)                                                    4,199,000

Gaming & Lottery (0.6%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Harrah's Entertainment, Inc. (NON)                                                    4,626,250

Health Care Services (8.5%)
-------------------------------------------------------------------------------------------------------------------
            115,200 Accredo Health, Inc. (NON)                                                            4,573,440
            265,000 AdvancePCS (NON)                                                                      7,777,750
            144,000 AmerisourceBergen Corp.                                                               9,151,200
             35,300 Anthem, Inc. (NON)                                                                    1,747,350
            398,100 Caremark Rx, Inc. (NON)                                                               6,493,011
            197,200 Community Health Systems, Inc. (NON)                                                  5,028,600
             50,000 Dianon Systems, Inc. (NON)                                                            3,040,000
            250,000 Healthsouth Corp. (NON)                                                               3,705,000
            177,800 Pediatrix Medical Group, Inc. (NON)                                                   6,030,976
            145,400 Pharmaceutical Product Development, Inc. (NON)                                        4,697,874
            194,150 Province Healthcare Co. (NON)                                                         5,991,469
             60,900 Quest Diagnostics, Inc. (NON)                                                         4,367,139
                                                                                                      -------------
                                                                                                         62,603,809

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------------------------------------------
            520,000 Extended Stay America, Inc. (NON)                                                     8,528,000
             73,400 Four Seasons Hotels, Inc. (Canada)                                                    3,432,184
                                                                                                      -------------
                                                                                                         11,960,184

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Shaw Group, Inc. (NON)                                                                1,645,000

Medical Technology (6.1%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Charles River Laboratories International, Inc. (NON)                                  7,700,400
            242,000 Cytyc Corp. (NON)                                                                     6,316,200
             53,000 Haemonetics Corp. (NON)                                                               1,797,760
             87,200 ResMed, Inc. (NON)                                                                    4,701,824
             60,100 Respironics, Inc. (NON)                                                               2,081,864
            250,000 Stryker Corp.                                                                        14,592,500
             72,700 Varian Medical Systems, Inc. (NON)                                                    5,180,602
             83,200 Zimmer Holdings, Inc. (NON)                                                           2,540,928
                                                                                                      -------------
                                                                                                         44,912,078

Pharmaceuticals (5.8%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Andrx Group (NON)                                                                     3,520,500
            170,000 Cephalon, Inc. (NON)                                                                 12,849,450
            193,800 Inspire Pharmaceuticals Inc. (NON)                                                    2,730,642
            194,233 King Pharmaceuticals, Inc. (NON)                                                      8,183,036
            103,600 Medicis Pharmaceutical Corp. Class A (NON)                                            6,691,524
            240,000 Shire Pharmaceuticals Group PLC ADR
                    (United Kingdom) (NON)                                                                8,784,000
                                                                                                      -------------
                                                                                                         42,759,152

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
             65,000 Applebee's International, Inc.                                                        2,223,000
            170,000 Starbucks Corp. (NON)                                                                 3,238,500
                                                                                                      -------------
                                                                                                          5,461,500

Retail (12.2%)
-------------------------------------------------------------------------------------------------------------------
            256,450 99 Cents Only Stores (NON)                                                            9,770,745
            143,300 AutoZone, Inc. (NON)                                                                 10,288,940
            450,000 Bed Bath & Beyond, Inc. (NON)                                                        15,255,000
            105,400 Chico's FAS, Inc. (NON)                                                               4,184,380
            147,000 Christopher & Banks Corp. (NON)                                                       5,034,750
             76,900 Columbia Sportswear Co. (NON)                                                         2,560,770
            250,000 Dollar Tree Stores, Inc. (NON)                                                        7,727,500
            120,000 Family Dollar Stores, Inc.                                                            3,597,600
            160,000 Hot Topic, Inc. (NON)                                                                 5,022,400
            136,600 Kohls Corp. (NON)                                                                     9,622,104
             19,500 O'Reilly Automotive, Inc. (NON)                                                         711,165
            102,000 Tiffany & Co.                                                                         3,209,940
            294,600 Too, Inc. (NON)                                                                       8,101,500
            190,400 Wet Seal, Inc. (The) (NON)                                                            4,483,920
                                                                                                      -------------
                                                                                                         89,570,714

Schools (2.6%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Apollo Group, Inc. Class A (NON)                                                      4,501,000
            300,000 Career Education Corp. (NON)                                                         10,284,000
            176,700 SmartForce PLC ADR (NON)                                                              4,373,325
                                                                                                      -------------
                                                                                                         19,158,325

Semiconductor (1.9%)
-------------------------------------------------------------------------------------------------------------------
            101,500 LAM Research Corp. (NON)                                                              2,356,830
            143,600 LTX Corp. (NON)                                                                       3,006,984
            120,225 Mykrolis Corp. (NON)                                                                  1,923,600
             85,400 Novellus Systems, Inc. (NON)                                                          3,369,030
            100,000 Photronics, Inc. (NON)                                                                3,135,000
                                                                                                      -------------
                                                                                                         13,791,444

Software (7.4%)
-------------------------------------------------------------------------------------------------------------------
            116,300 Advent Software, Inc. (NON)                                                           5,809,185
             40,000 Electronic Arts, Inc. (NON)                                                           2,398,000
            440,000 Informatica Corp. (NON)                                                               6,384,400
             71,600 Internet Security Systems, Inc. (NON)                                                 2,295,496
            200,200 Manugistics Group, Inc. (NON)                                                         4,220,216
            163,950 Netegrity, Inc. (NON)                                                                 3,174,072
            100,000 Network Associates, Inc. (NON)                                                        2,585,000
            310,100 Parametric Technology Corp. (NON)                                                     2,421,881
            259,100 Peregrine Systems, Inc. (NON)                                                         3,842,453
            100,000 Quest Software, Inc. (NON)                                                            2,211,000
            151,100 Ulticom, Inc. (NON)                                                                   1,520,066
            235,030 VERITAS Software Corp. (NON)                                                         10,536,395
            335,100 webMethods, Inc. (NON)                                                                5,616,276
            111,400 Witness Systems, Inc. (NON)                                                           1,483,848
                                                                                                      -------------
                                                                                                         54,498,288

Staffing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             31,700 AMN Healthcare Services, Inc. (NON)                                                     868,580

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             38,000 BISYS Group, Inc. (The) (NON)                                                         2,431,620
            152,600 Jack Henry & Associates, Inc.                                                         3,332,784
                                                                                                      -------------
                                                                                                          5,764,404

Telecommunications (1.6%)
-------------------------------------------------------------------------------------------------------------------
             82,700 Airgate PCS, Inc. (NON)                                                               3,766,985
            171,400 Time Warner Telecom, Inc. Class A (NON)                                               3,032,066
            103,900 Triton PCS Holdings, Inc. Class A (NON)                                               3,049,465
             77,500 Western Wireless Corp. Class A (NON)                                                  2,189,375
                                                                                                      -------------
                                                                                                         12,037,891
                                                                                                      -------------
                    Total Common Stocks (cost $725,547,099)                                           $ 730,434,613

SHORT-TERM INVESTMENTS (1.4%) (a) (cost $9,930,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         9,930,000 Interest in $500,000,000 joint tri-party
                    repurchase agreement dated
                    December 31, 2001 with Credit
                    Suisse First Boston due January 2, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of $9,930,993
                    for an effective yield of 1.80%                                                   $   9,930,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $735,477,099) (b)                                         $ 740,364,613
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $732,893,176.

  (b) The aggregate identified cost on a tax basis is $749,066,127 resulting in gross unrealized appreciation and depreciation of $117,963,791 and $126,665,305, respectively, or net unrealized depreciation of $8,701,514.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $735,477,099) (Note 1)   $ 740,364,613
-------------------------------------------------------------------------------------------
Cash                                                                                     98
-------------------------------------------------------------------------------------------
Dividends receivable                                                                 88,881
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,455,879
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      584,421
-------------------------------------------------------------------------------------------
Total assets                                                                    742,493,892

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,959,395
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        5,409,678
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,162,453
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          454,820
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       11,775
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,106
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              518,849
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               79,640
-------------------------------------------------------------------------------------------
Total liabilities                                                                 9,600,716
-------------------------------------------------------------------------------------------
Net assets                                                                    $ 732,893,176

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,829,584,701
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (6,738,586)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                       (1,094,840,366)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                      4,887,427
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                    $ 732,893,176

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($357,565,299 divided by 28,137,587 shares)                                          $12.71
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.71)*                              $13.49
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($293,590,792 divided by 23,438,518 shares)**                                        $12.53
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($55,548,041 divided by 4,433,571 shares)**                                          $12.53
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,358,147 divided by 1,299,559 shares)                                            $12.59
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.59)*                              $13.05
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($9,830,897 divided by 770,758 shares)                                               $12.75
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $379)                                         $    370,663
-------------------------------------------------------------------------------------------
Interest                                                                             74,039
-------------------------------------------------------------------------------------------
Total investment income                                                             444,702

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,448,486
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      642,519
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   13,704
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,131
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               444,982
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,461,295
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               279,825
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                60,520
-------------------------------------------------------------------------------------------
Other                                                                               813,013
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,172,475
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (12,099)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,160,376
-------------------------------------------------------------------------------------------
Net investment loss                                                              (5,715,674)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (162,347,410)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities in foreign currencies during the period                                     159
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     31,157,152
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (131,190,099)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(136,905,773)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                $   (5,715,674)  $  (16,726,181)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (162,347,410)    (671,376,586)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                       31,157,311        7,831,733
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (136,905,773)    (680,271,034)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (60,798,214)     (30,866,876)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (197,703,987)    (711,137,910)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   930,597,163    1,641,735,073
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss of $6,738,586 and $1,022,912, respectively.)                    $732,893,176     $930,597,163
--------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                           December 31                                       Feb. 17, 1998+
operating performance               (Unaudited)            Year ended June 30           to June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.79       $24.76       $14.84        $9.87        $8.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.18)        (.12)(d)     (.08)(d)     (.02)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.01)       (9.79)       12.87         5.05         1.39
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.08)       (9.97)       12.75         4.97         1.37
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.46)          --           --
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --        (1.37)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.83)          --           --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.71       $14.79       $24.76       $14.84        $9.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.06)*     (40.27)       87.16        50.35        16.12*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $357,565     $451,848     $797,592       $5,429       $2,955
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .67*        1.21         1.11(d)      1.00(d)       .37*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.60)*       (.97)        (.72)(d)     (.76)(d)     (.25)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.14*      139.27       107.86       207.77        72.22*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the periods ended June 30, 1998, June 30, 1999 and June 30, 2000 reflect a reduction of $0.08, $0.06 and
    $0.01, respectively, per class A share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year     For the period
Per-share                           December 31    ended   January 21, 2000+
operating performance               (Unaudited)    June 30    to June 30
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.64       $24.68       $27.16
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.12)        (.32)        (.15)(d)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.99)       (9.72)       (2.33)
---------------------------------------------------------------------------
Total from
investment operations                  (2.11)      (10.04)       (2.48)
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.53       $14.64       $24.68
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.41)*     (40.68)       (9.13)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $293,591     $375,683     $670,618
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.04*        1.96          .89*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.98)*      (1.72)        (.71)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                 33.14*      139.27       107.86
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per class B share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended         Year    For the period
Per-share                           December 31     ended  January 21, 2000+
operating performance               (Unaudited)    June 30     to June 30
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.64       $24.68       $27.16
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.12)        (.32)        (.15)(d)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.99)       (9.72)       (2.33)
---------------------------------------------------------------------------
Total from
investment operations                  (2.11)      (10.04)       (2.48)
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.53       $14.64       $24.68
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.41)*     (40.68)       (9.13)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $55,548      $72,498     $136,828
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.04*        1.96          .89*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.98)*      (1.72)        (.71)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                 33.14*      139.27       107.86
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per class C share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year     For the period
Per-share                           December 31     ended  January 21, 2000+
operating performance               (Unaudited)    June 30     to June 30
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.69       $24.71       $27.16
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.28)        (.12)(d)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.00)       (9.74)       (2.33)
---------------------------------------------------------------------------
Total from
investment operations                  (2.10)      (10.02)       (2.45)
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.59       $14.69       $24.71
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.30)*     (40.55)       (9.02)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $16,358      $20,691      $36,697
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92*        1.71          .78*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.85)*      (1.47)        (.60)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                 33.14*      139.27       107.86
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per class M share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                           December 31  July 5, 2000+
operating performance               (Unaudited)   to June 30
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.83       $24.90
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                 (.06)        (.13)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.02)       (9.94)
--------------------------------------------------------------
Total from
investment operations                  (2.08)      (10.07)
--------------------------------------------------------------
Net asset value,
end of period                         $12.75       $14.83
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (14.03)*     (40.44)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,831       $9,877
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .54*         .95*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.48)*       (.71)*
--------------------------------------------------------------
Portfolio turnover (%)                 33.14*      139.27
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam New Century Growth Fund (the "fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term growth of capital by investing primarily in equity securities of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have potential for capital appreciation which is significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2001, the fund had a capital loss carryover of approximately $454,332,000 available to offset future net capital gain, if any, which will expire on June 30, 2009.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2001, the fund's expenses were reduced by $12,099 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,332 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $67,156 and $3,102 from the sale of class A and class M shares, respectively, and received $426,822 and $1,802 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received $4,139 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $243,524,528 and $300,075,936, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,316,663        $ 63,698,905
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             5,316,663          63,698,905

Shares
repurchased                                 (7,721,345)        (93,145,666)
---------------------------------------------------------------------------
Net decrease                                (2,404,682)       $(29,446,761)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,057,933       $ 231,800,769
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            12,057,933         231,800,769

Shares
repurchased                                (13,734,656)       (252,141,481)
---------------------------------------------------------------------------
Net decrease                                (1,676,723)      $ (20,340,712)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,600,279        $ 19,237,865
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,600,279          19,237,865

Shares
repurchased                                 (3,825,212)        (44,729,459)
---------------------------------------------------------------------------
Net decrease                                (2,224,933)       $(25,491,594)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,584,769       $ 109,383,265
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             5,584,769         109,383,265

Shares
repurchased                                 (7,089,412)       (126,139,015)
---------------------------------------------------------------------------
Net decrease                                (1,504,643)      $ (16,755,750)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    388,242        $  4,679,594
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               388,242           4,679,594

Shares
repurchased                                   (905,992)        (10,597,623)
---------------------------------------------------------------------------
Net decrease                                  (517,750)       $ (5,918,029)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,856,823        $ 37,057,710
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,856,823          37,057,710

Shares
repurchased                                 (2,449,583)        (45,794,827)
---------------------------------------------------------------------------
Net decrease                                  (592,760)       $ (8,737,117)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    145,139         $ 1,690,259
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               145,139           1,690,259

Shares
repurchased                                   (253,815)         (2,982,576)
---------------------------------------------------------------------------
Net decrease                                  (108,676)        $(1,292,317)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    415,990         $ 8,173,099
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               415,990           8,173,099

Shares
repurchased                                   (492,886)         (8,607,000)
---------------------------------------------------------------------------
Net decrease                                   (76,896)        $  (433,901)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    274,277         $ 3,364,086
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               274,277           3,364,086

Shares
repurchased                                   (169,529)         (2,013,599)
---------------------------------------------------------------------------
Net increase                                   104,748         $ 1,350,487
---------------------------------------------------------------------------

                                               For the period July 5, 2000
                                              (commencement of operations)
                                                          to June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    965,104         $20,645,469
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               965,104          20,645,469

Shares
repurchased                                   (299,094)         (5,244,865)
---------------------------------------------------------------------------
Net increase                                   666,010         $15,400,604
---------------------------------------------------------------------------


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


VISIT WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel Miller
Vice President

Eric M. Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Century Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA071-79232  2HW/2QB/2QC/2QD/25R  2/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam New Century Growth Fund
Supplement to semiannual Report dated 12/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 12/31/01

                                                      NAV
6 months                                            -14.03%
1 year                                              -28.09
Life of fund (since class A inception, 2/17/98)      68.26
Annual average                                       14.39

Share value:
                                                      NAV
6/30/01                                             $14.83
12/31/01                                            $12.75
----------------------------------------------------------------------------
Distributions:        No        Income       Capital gains       Total
                      --          --               --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses, which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
International
Growth and
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

During the first half of Putnam International Growth and Income Fund's semiannual period, the stocks in which the fund invests remained under siege in response to spreading global economic slowing. Recognizing that they had been unduly pessimistic, investors eventually began reentering the market. Their enthusiasm, however, was not sufficient to offset the period's earlier losses.

Your fund's management team has responded to these developments by realigning the fund's emphasis while monitoring risk exposures. Of course, we continued to adhere strictly to the fund's stated investment style. These strategies should allow the fund to take advantage of the global economic recovery that is widely expected to develop in the year ahead.

As you will note in this report, we are now listing the team responsible for the fund's operation instead of naming individual fund managers. The change will not affect the way your fund is managed. Rather, it reflects Putnam's belief that mutual funds are more effectively overseen by teams rather than individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 13, 2002

REPORT FROM FUND MANAGEMENT

The fund is managed by the Putnam International Value Team

Global equity markets reversed their prolonged decline and rallied in the fourth quarter of 2001. As wary investors tested the waters, equity indexes advanced, led by strong gains in the technology sector. The Putnam International Growth and Income Fund benefited from improved market conditions during the first half of its 2002 fiscal year, ended December 31, 2001; however, the portfolio's gains were not sufficient to eradicate losses suffered earlier in the period. Because some of the fund's holdings had not recovered as rapidly as we had hoped by the period's end, its total returns are slightly behind results for its competitive benchmark, the MSCI-World ex-U.S. Index. However, several of our selections did improve after the end of the reporting period.

For perspective, we would like to note that the fund's total return at net asset value for calendar year 2001 was in line with that of the Lipper International Fund category average, and outperformed the category average for the 2-, 3-, and 5-year periods ended 12/31/01.* While it is never pleasant to have to report a negative return, we believe that our strategies have been effective in limiting losses and positioning the portfolio to benefit from more favorable market trends.

Total return for 6 months ended 12/31/01

      Class A          Class B          Class C           Class M
    NAV     POP      NAV    CDSC      NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
  -8.07%  -13.33%   -8.42% -13.00%  -8.33%  -9.25%    -8.24%  -11.46%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

*The Lipper International Fund category average is an arithmetic average of the total return of all international funds without sales charges as determined by Lipper, Inc. Returns for the 1-,2-,3-, and 5-year periods as of 12/31/01 are -21.71%, -33.32%, -6.08%, and 11.70%, respectively.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                 17.3%

Oil and gas             13.9%

Insurance                6.5%

Telecommunications       6.2%

Electric utilities       5.0%

Footnote reads:
*Based on net assets as of 12/31/01. Holdings will vary over time.


* INVESTOR PESSIMISM PROVIDED VALUE OPPORTUNITIES

Many months of negative economic and market news took their toll on equity share prices around the world. With very few exceptions, foreign markets produced negative returns in 2001 as evidence of a global recession mounted. Indeed, the economies of the United States, Europe, and Japan were all slowing at the same time, a coincidence not seen since the 1970s. Foreign businesses that own manufacturing plants in the U.S., and those that acquired interests in U.S. companies in recent years were exposed to the turmoil of the U.S. economy. Valuations for many fine companies fell to levels that, in our opinion, were too low, suggesting that investors remained pessimistic and uncertain about an eventual recovery. We viewed this as an opportunity to buy, and to position the portfolio for a recovery that we is believe is likely to occur, albeit more slowly and with less vigor than has been the case historically.

In an environment characterized by low expectations and valuations, our rigorous research uncovered value opportunities in a broad range of sectors among the world's depressed equity markets. While some of the fund's positions appreciated significantly in the final three months of 2001, others did not. Nevertheless, we remain committed to many that did not perform well over this period -- including some names that detracted from portfolio returns -- because we believe they have the potential to appreciate over the long term.

* FUND EMPHASIZES STOCK SELECTION OVER COUNTRY ALLOCATION

In seeking the best opportunities from among the world's equity markets, we consider a company's business fundamentals, growth strategy, management, and market share to be primary investment criteria. We view a company's country of origin as an important secondary consideration. This approach allows us to invest in companies that we believe have appreciation potential, even if they are in out-of-favor markets. For example, despite Japan's ongoing economic woes, we found several cases where high-quality Japanese companies were more attractive than their global competitors. This resulted in our taking action to liquidate some European positions in favor of Japanese stocks during the period. Our favorable opinion did not extend to Japanese banks, whose difficulties continue to thwart investor confidence.


"Fortunately for investors, as the world's major capital markets have become more tightly linked, fringe markets have cropped up, offering new opportunities for diversification. Since the 1960s, the number of stock markets open to global investors has expanded from around 30 to around
50. In 2000, a portfolio distributed equally among all available stocks markets had 70% less volatility than one concentrated in a single market..."

-- Business Week, January 21, 2002

Our strategy of placing more emphasis on stock selection than on country allocation can, at times, have unintended negative affects. For instance, although the United Kingdom had relatively strong performance and our allocation to U.K. stocks was greater than that of our benchmark, some of our U.K. stock picks disappointed. Software developer Misys PLC was among them. The price of its shares fell dramatically on concerns about the company's exposure to the banking and capital markets sectors. We believed the market misunderstood the recurring nature of the company's revenue stream and it s strong cash flow generation. Consequently, we purchased additional shares as prices dipped. Although the stock's performance through the end of the reporting period reflects a loss, by the time this report was being written, the share price had substantially recovered.

In an effort to limit risk, we do actively manage the fund's exposure to countries and regions that are experiencing economic, political, or other kinds of difficulty. The fund also hedges its positions in order to limit currency risk.

* STOCK SELECTION HIGHLIGHTS

The fund's positions in technology, energy, basic materials, and financial stocks generally contributed to returns for the period.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

BP PLC
United Kingdom
Oil & gas

TotalFinaElf
United Kingdom
Oil & gas

Royal Dutch Petroleum
France
Oil & gas

Nestle
Switzerland
Food

Royal Bank of Scotland Group
United Kingdom
Banking

South African Breweries
United Kingdom
Beverage

BNP Paribas
France
Banking

Nokia
Finland
Communications equipment

National Bank of Canada
Canada
Banking

ACE, Ltd.
United States
Insurance

Footnote reads:
These holdings represent 21.0% of the fund's net assets as of 12/31/01. Portfolio holdings will vary over time.


Within the technology sector, semiconductor manufacturers were among those leading the rally in the fourth quarter of 2001. Fund holdings Samsung Electronics Co., based in South Korea, and Taiwan-based companies, United Microelectronics and Taiwan Semiconductor Manufacturing Co., helped the fund's return. We believed these companies, each a global leader in its respective field, were tremendously undervalued when we purchased them, and we felt they offered strong appreciation potential. In general, as excess inventories were being depleted, these manufacturers regained some pricing power, and their rising share prices reflected the improved outlook.

While these holdings and others discussed in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

Like many energy producers, Canada's Suncor Energy Inc. saw its share price fall as demand for energy fell off in the economic slowdown. We took advantage of this buying opportunity because the company has developed a unique system for extracting oil from sand, and we believe this represents a catalyst that could give Suncor greater control over its own destiny. The stock appreciated during the period.

In the realm of financial stocks, shares of fund holding Toronto-Dominion Bank, a high-quality retail bank, appreciated after the company merged with Canada Trust. The merger helped Toronto-Dominion to realize significant cost savings and improved earnings and return on equity. Our experience with insurance companies during the period was mixed. The fund's fairly large position in German insurer Allianz AG hurt portfolio performance when, in the period prior to September 11, insurance stocks had begun to experience a decline. In contrast, the portfolio benefited when its shares of Bermuda-based insurers ACE, Ltd. and XL Capital, Ltd. appreciated. We purchased shares of these companies shortly after the September 11 tragedy when investors, concerned about the negative impact of major insurance claims, engaged in a large scale sell-off that drove prices of insurance shares sharply lower. In the months that followed, insurers experienced a rapid increase in sales as businesses and individuals reassessed and enhanced their coverage. Shares of ACE and XL benefited from this trend.

Switzerland-based fund holding Cie Finance Richemont AG, which sells tobacco products and a variety of luxury items, did not perform to our expectations. We believed the company's cash flows would be reasonably protected by its revenues from tobacco sales, which historically remain fairly constant through the economic cycle. Yet the company's share price decreased dramatically as sales of luxury products fell off in the economic downturn. We believe Richemont will benefit as global economic trends become more favorable, and so, we continue to hold shares of the company.

* PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF EVENTUAL RECOVERY

Though the timing of any recovery is uncertain, we are confident that our current strategy, which positions the fund to benefit from a slowly strengthening global economy, is appropriate. We favor countries and regions that we believe have the potential to outperform in a period of renewed economic expansion, including Asia, continental Europe, and some emerging markets. We remain very cautious on the prospects of recovery in Japan, and will limit the fund's exposure to that area. In the near term, we believe opportunities are somewhat greater for telecom, technology, insurance, basic materials, and capital markets stocks. As a rule, we will continue to pursue attractive investment opportunities around the world that offer the possibility of capital appreciation, while taking every reasonable measure to control risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Growth and Income Fund is designed for investors seeking long-term growth of capital. Current income is a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 12/31/01

                    Class A          Class B         Class C        Class M
(inception dates)   (8/1/96)        (8/1/96)        (2/1/99)        (8/1/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -8.07% -13.33%  -8.42% -13.00%  -8.33%  -9.25%  -8.24% -11.46%
------------------------------------------------------------------------------
1 year          -21.56  -26.05  -22.13  -26.02  -22.01  -22.79  -21.88  -24.62
------------------------------------------------------------------------------
5 years          34.00   26.35   28.98   27.14   29.49   29.49   30.75   26.10
Annual average    6.03    4.79    5.22    4.92    5.30    5.30    5.51    4.75
------------------------------------------------------------------------------
Life of fund     45.55   37.18   39.65   38.66   40.15   40.15   41.75   36.78
Annual average    7.17    6.01    6.36    6.22    6.43    6.43    6.65    5.95
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/01

                                 MSCI World             Consumer
                                Ex-U.S. Index          price index
------------------------------------------------------------------------------
6 months                           -7.88%                -0.34%
------------------------------------------------------------------------------
1 year                            -21.40                  1.60
------------------------------------------------------------------------------
5 years                             5.80                 11.44
Annual average                      1.14                  2.19
------------------------------------------------------------------------------
Life of fund                       11.26                 12.79
Annual average                      1.99                  2.25
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/01

                       Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)                  2             --              1              2
------------------------------------------------------------------------------
Income                 $0.030           --           $0.001         $0.008
------------------------------------------------------------------------------
Capital gains            --             --             --             --
------------------------------------------------------------------------------
  Total                $0.030           --           $0.001         $0.008
------------------------------------------------------------------------------
Share value:        NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
6/30/01            $9.39   $9.96      $9.26          $9.35      $9.36   $9.70
------------------------------------------------------------------------------
12/31/01            8.60    9.12       8.48           8.57       8.58    8.89
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of developed and emerging markets excluding the U.S. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2001 (Unaudited)

COMMON STOCKS (97.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,142,828 BAE Systems PLC (United Kingdom)                                                 $    9,650,963

Airlines (1.0%)
-------------------------------------------------------------------------------------------------------------------
            246,700 Deutsche Lufthansa AG (Germany)                                                       3,316,146
            784,000 Singapore Airlines, Ltd. (Singapore)                                                  4,671,723
                                                                                                      -------------
                                                                                                          7,987,869

Automotive (4.7%)
-------------------------------------------------------------------------------------------------------------------
            266,000 Bayerische Motoren Werke (BMW)
                    AG (Germany)                                                                          9,365,171
            235,600 Honda Motor Co., Ltd. (Japan)                                                         9,403,503
            159,000 Peugeot SA (France)                                                                   6,758,621
            447,400 Toyota Motor Corp. (Japan)                                                           11,335,658
                                                                                                      -------------
                                                                                                         36,862,953

Banking (17.3%)
-------------------------------------------------------------------------------------------------------------------
            113,600 Abbey National PLC (United Kingdom)                                                   1,620,045
            120,366 ABN AMRO Holdings NV (Netherlands)                                                    1,938,340
             79,220 Allied Irish Banks PLC (Ireland)                                                        916,781
            165,300 Banco de Bilbao Vizcaya Argentaria (Spain)                                            2,045,386
             51,916 Barclays PLC (United Kingdom)                                                         1,718,721
            155,652 Bayerische Vereinsbank AG (Germany)                                                   4,731,872
            141,900 BNP Paribas SA (France)                                                              12,695,098
            233,400 Credit Suisse Group (Switzerland)                                                     9,959,450
            386,800 Danske Bank A/S (Denmark)                                                             6,208,818
            313,923 Fortis (Belgium)                                                                      8,132,119
            824,936 HSBC Holdings PLC (United Kingdom)                                                    9,675,602
          1,465,974 IntesaBCI SpA (Italy)                                                                 3,667,078
            393,800 Lloyds TSB Group PLC (United Kingdom)                                                 4,275,011
            656,597 National Bank of Canada (Canada)                                                     12,218,628
            601,700 Royal Bank of Scotland Group PLC
                    (United Kingdom)                                                                     14,639,929
            521,424 Sanpaolo IMI SpA (Italy)                                                              5,593,268
            135,327 Societe Generale (France)                                                             7,571,420
            198,800 Standard Chartered PLC (United Kingdom)                                               2,372,209
            143,900 Svenska Handelsbanken AB Class A (Sweden)                                             2,113,533
            251,800 Toronto-Dominion Bank (Canada)                                                        6,481,168
             80,823 UBS AG (Switzerland)                                                                  4,082,068
            639,000 United Overseas Bank, Ltd. (Singapore)                                                4,396,154
          1,123,900 Westpac Banking Corp. (Australia)                                                     9,062,465
                                                                                                      -------------
                                                                                                        136,115,163

Beverage (3.9%)
-------------------------------------------------------------------------------------------------------------------
          1,027,600 Diageo PLC (United Kingdom)                                                          11,738,604
             69,700 Interbrew (Belgium)                                                                   1,907,943
            451,600 Six Continents PLC (United Kingdom)                                                   4,468,745
          1,873,800 South African Breweries PLC (United Kingdom)                                         12,761,208
                                                                                                      -------------
                                                                                                         30,876,500

Broadcasting (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,472,158 Granada PLC (United Kingdom)                                                          5,162,390

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
                700 Matsushita Electric Works, Ltd. (Japan)                                                   5,764

Chemicals (1.4%)
-------------------------------------------------------------------------------------------------------------------
            174,400 BASF AG (Germany)                                                                     6,497,249
            270,754 BOC Group PLC (United Kingdom)                                                        4,176,413
                                                                                                      -------------
                                                                                                         10,673,662

Commercial and Consumer Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
             73,800 Adecco SA (Switzerland)                                                               4,014,254
          1,924,100 Hays PLC (United Kingdom)                                                             5,823,897
          1,119,400 Rentokil Initial PLC (United Kingdom)                                                 4,495,904
             98,352 Securitas AB Class B (Sweden)                                                         1,866,653
             65,245 Sodexho Alliance SA (France)                                                          2,788,474
                                                                                                      -------------
                                                                                                         18,989,182

Communications Equipment (2.2%)
-------------------------------------------------------------------------------------------------------------------
            477,406 Nokia OYJ (Finland)                                                                  12,307,618
            886,690 Telefonaktiebolaget LM Ericsson AB
                    Class B (Sweden)                                                                      4,820,300
                                                                                                      -------------
                                                                                                         17,127,918

Conglomerates (0.6%)
-------------------------------------------------------------------------------------------------------------------
            439,500 Smiths Group PLC (United Kingdom)                                                     4,329,824

Construction (1.4%)
-------------------------------------------------------------------------------------------------------------------
            267,515 CRH PLC (Ireland)                                                                     4,722,353
             66,200 Lafarge SA (France)                                                                   6,181,887
                                                                                                      -------------
                                                                                                         10,904,240

Consumer Cyclicals (1.6%)
-------------------------------------------------------------------------------------------------------------------
            463,100 Cie Financiere Richemont AG (Switzerland)                                             8,610,556
            321,500 Matsushita Electric Industrial Co. (Japan)                                            4,129,313
                                                                                                      -------------
                                                                                                         12,739,869

Consumer Finance (2.1%)
-------------------------------------------------------------------------------------------------------------------
            155,100 Acom Co., Ltd. (Japan)                                                               11,303,888
             74,340 Takefuji Corp. (Japan)                                                                5,378,282
                                                                                                      -------------
                                                                                                         16,682,170

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
            391,000 KAO Corp. (Japan)                                                                     8,131,224

Consumer Staples (0.4%)
-------------------------------------------------------------------------------------------------------------------
            548,700 Cadbury Schweppes PLC (United Kingdom)                                                3,497,291

Electric Utilities (5.0%)
-------------------------------------------------------------------------------------------------------------------
            504,200 Chubu Electric Power, Inc. (Japan)                                                    9,080,872
            982,000 CLP Holdings, Ltd. (Hong Kong)                                                        3,746,553
            123,446 E.On AG (Germany)                                                                     6,417,671
              9,575 Electrabel SA (Belgium)                                                               1,994,538
            375,700 Endesa S.A. (Spain)                                                                   5,876,254
             51,000 RWE AG (Germany)                                                                      1,927,238
            642,823 Scottish and Southern Energy PLC
                    (United Kingdom)                                                                      5,706,160
            896,388 Scottish Power PLC (United Kingdom)                                                   4,956,811
                                                                                                      -------------
                                                                                                         39,706,097

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
             94,442 Schneider Electric SA (France)                                                        4,539,902

Electronics (4.7%)
-------------------------------------------------------------------------------------------------------------------
             80,600 Fuji Soft ABC, Inc. (Japan)                                                           3,232,080
             96,200 Fuji Soft ABC, Inc. (Japan)                                                           3,832,289
                300 OMRON Corp. (Japan)                                                                       4,007
             39,100 Rohm Co., Ltd. (Japan)                                                                5,075,674
             46,210 Samsung Electronics Co., Ltd. (South Korea)                                           9,816,195
          3,062,928 Taiwan Semiconductor Manufacturing Co.
                    (Taiwan) (NON)                                                                        7,661,698
          5,134,000 United Microelectronics Corp. (Taiwan) (NON)                                          7,485,249
                                                                                                      -------------
                                                                                                         37,107,192

Financial (0.8%)
-------------------------------------------------------------------------------------------------------------------
            826,000 Sampo OYJ Class A (Finland)                                                           6,470,686

Food (2.5%)
-------------------------------------------------------------------------------------------------------------------
             18,329 Groupe Danone (France)                                                                2,235,357
             82,739 Nestle SA (Switzerland)                                                              17,652,848
                                                                                                      -------------
                                                                                                         19,888,205

Insurance (6.5%)
-------------------------------------------------------------------------------------------------------------------
            303,500 ACE, Ltd. (Bermuda)                                                                  12,185,525
             31,185 Allianz AG (Germany)                                                                  7,370,516
            202,000 Axa SA (France)                                                                       4,220,385
             73,800 Converium Holding AG (Switzerland) (NON)                                              3,589,477
            320,848 ING Groep NV (Netherlands)                                                            8,180,125
             18,854 Muenchener Rueckversicherungs-Gesellschaft
                    AG (Germany)                                                                          5,119,068
             48,323 Swiss Re (Switzerland)                                                                4,863,754
             19,600 Swiss Reinsurance Co. 144A (Switzerland)                                              1,972,758
             41,000 XL Capital, Ltd. Class A (Bermuda)                                                    3,745,760
                                                                                                      -------------
                                                                                                         51,247,368

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
            127,800 Orix Corp. (Japan)                                                                   11,450,162

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
            141,191 Accor SA (France)                                                                     5,131,850

Machinery (0.5%)
-------------------------------------------------------------------------------------------------------------------
            186,447 Atlas Copco AB Class B (Sweden)                                                       3,920,951

Metals (1.8%)
-------------------------------------------------------------------------------------------------------------------
            849,150 BHP Billiton, Ltd. (Australia)                                                        4,563,247
             49,700 Pohang Iron & Steel Co., Ltd. (South Korea)                                           4,616,568
            237,800 Rio Tinto PLC (United Kingdom)                                                        4,553,973
                                                                                                      -------------
                                                                                                         13,733,788

Office Equipment & Supplies (0.7%)
-------------------------------------------------------------------------------------------------------------------
            162,000 Canon, Inc. (Japan)                                                                   5,575,762

Oil & Gas (13.9%)
-------------------------------------------------------------------------------------------------------------------
             44,700 Alberta Energy Company Ltd. (Canada)                                                  1,685,212
            992,400 BG Group PLC (United Kingdom)                                                         4,043,593
          3,714,060 BP PLC (United Kingdom)                                                              28,861,099
            902,458 ENI SpA (Italy)                                                                      11,311,423
            189,500 Petroleo Brasileiro SA ADR (Brazil)                                                   4,415,350
            408,600 Royal Dutch Petroleum Co. (Netherlands)                                              20,696,562
          1,718,000 Shell Transport & Trading Co. PLC
                    (United Kingdom)                                                                     11,800,159
          1,525,900 Snam Rete Gas SpA 144A (Italy) (NON)                                                  4,034,318
             50,100 Suncor Energy, Inc. (Canada)                                                          1,644,887
            147,230 TotalFinaElf SA Class B (France)                                                     21,022,689
                                                                                                      -------------
                                                                                                        109,515,292

Paper & Forest Products (1.6%)
-------------------------------------------------------------------------------------------------------------------
            102,400 Svenska Cellulosa AB SCA Class B (Sweden)                                             2,802,911
            294,579 UPM-Kymmene OYJ (Finland)                                                             9,768,225
                                                                                                      -------------
                                                                                                         12,571,136

Pharmaceuticals (3.6%)
-------------------------------------------------------------------------------------------------------------------
            234,454 AstraZeneca PLC (United Kingdom)                                                     10,569,678
            127,005 GlaxoSmithKline PLC (United Kingdom)                                                  3,184,409
             15,800 Novartis AG (Switzerland)                                                               571,360
            109,900 Novo-Nordisk A/S (Denmark)                                                            4,495,789
            103,000 Sankyo Co., Ltd. (Japan)                                                              1,764,681
             58,200 Sanofi-Synthelabo SA (France)                                                         4,341,648
            108,000 Taisho Pharmaceutical Co., Ltd. (Japan)                                               1,697,867
             43,000 Takeda Chemical Industries (Japan)                                                    1,945,969
                                                                                                      -------------
                                                                                                         28,571,401

Retail (1.8%)
-------------------------------------------------------------------------------------------------------------------
             61,900 Fast Retailing Co., Ltd. (Japan)                                                      5,508,101
            196,200 GUS PLC (United Kingdom)                                                              1,841,541
          1,813,063 Tesco PLC (United Kingdom)                                                            6,569,540
                                                                                                      -------------
                                                                                                         13,919,182

Software (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,397,881 Misys PLC (United Kingdom)                                                            6,611,138

Telecommunications (6.2%)
-------------------------------------------------------------------------------------------------------------------
            394,300 Deutsche Telekom AG (Germany)                                                         6,809,514
                540 NTT DoCoMo, Inc. (Japan)                                                              6,346,396
            223,100 Orange SA (France) (NON)                                                              2,021,785
          1,242,400 Portugal Telecom SGPS SA (Portugal) (NON)                                             9,677,364
             13,772 Swisscom AG (Switzerland)                                                             3,818,177
            110,100 TDC A/S (Denmark)                                                                     3,923,664
            571,400 Telefonica SA (Spain) (NON)                                                           7,645,164
          3,383,598 Vodafone Group PLC (United Kingdom)                                                   8,850,552
                                                                                                      -------------
                                                                                                         49,092,616

Tobacco (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,029,700 BAT Industries PLC (United Kingdom)                                                   8,728,293

Water Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
            556,483 Severn Trent PLC (United Kingdom)                                                     5,822,419
             91,000 Vivendi Environnement (France)                                                        3,034,567
                                                                                                      -------------
                                                                                                          8,856,986
                                                                                                      -------------
                    Total Common Stocks (cost $771,627,618)                                           $ 766,374,989

WARRANTS (0.5%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
             93,230 Korea Telecom 144A (Korea)                                            11/15/02    $   3,545,636
             91,000 Vivendi Environnement (France)                                        3/8/06             37,264
                                                                                                      -------------
                    Total Warrants (cost $3,783,323)                                                  $   3,582,900

SHORT-TERM INVESTMENTS (4.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         8,572,757 Short-term investments held as collateral
                    for loaned securities with yields ranging
                    from 1.78% to 2.625% and due dates
                    ranging from January 2, 2002 to
                    February 28, 2002 (d)                                                             $   8,561,700
            745,000 U.S. Treasury Notes, zero %, June 13, 2002                                              739,291
         23,010,000 Interest in $600,000,000 joint tri-party repurchase agreement dated December 31, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $23,012,288
                    for an effective yield of 1.79%                                                      23,010,000
          2,632,000 Interest in $221,765,000 joint repurchase
                    agreement dated December 31, 2001
                    with Lehman Brothers, Inc. due
                    January 2, 2002 with respect to
                    various U.S. Government obligations --
                    maturity value of $2,632,259 for an
                    effective yield of 1.77%                                                              2,632,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $34,942,991)                                   $  34,942,991
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $810,353,932) (b)                                         $ 804,900,880
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $787,543,202.

  (b) The aggregate identified cost on a tax basis is $816,659,483, resulting in gross unrealized appreciation and depreciation of $35,386,439 and $47,145,042, respectively, or net unrealized depreciation of $11,758,603.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at December 31, 2001: (as percentage of Market Value)

          Australia                1.7%
          Belgium                  1.5
          Bermuda                  2.0
          Canada                   3.1
          Denmark                  1.8
          Finland                  3.5
          France                  10.3
          Germany                  6.4
          Italy                    3.1
          Japan                   12.7
          Netherlands              3.8
          Portugal                 1.2
          Singapore                1.1
          South Korea              1.8
          Spain                    1.9
          Sweden                   1.9
          Switzerland              7.3
          Taiwan                   1.9
          United Kingdom          26.4
          United States            4.3
          Other                    2.3
                                 -----
          Total                  100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at December 31, 2001
                                   Aggregate Face    Delivery      Unrealized
                     Market Value       Value         Date        Appreciation
------------------------------------------------------------------------------
Euro Dollars         $24,614,408     $24,611,884     3/20/02         $2,524
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 2001

                        Market     Aggregate Face    Delivery      Unrealized
                         Value          Value         Date        Depreciation
------------------------------------------------------------------------------
British Pounds       $16,511,780     $16,149,549     3/20/02      $(362,231)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $8,160,288 of
securities on loan (identified cost $810,353,932) (Note 1)                     $804,900,880
-------------------------------------------------------------------------------------------
Cash                                                                              1,596,001
-------------------------------------------------------------------------------------------
Foreign currency (cost $5,710)                                                        5,295
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                   1,681,927
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,677,097
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   30,449,494
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        2,524
-------------------------------------------------------------------------------------------
Total assets                                                                    841,313,218

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 28,954,409
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       12,914,812
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,488,579
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          374,287
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       49,116
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,865
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              562,761
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                362,231
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              414,462
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                8,561,700
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               83,794
-------------------------------------------------------------------------------------------
Total liabilities                                                                53,770,016
-------------------------------------------------------------------------------------------
Net assets                                                                     $787,543,202

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $985,846,427
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,055,788)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (191,368,588)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                     (5,878,849)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $787,543,202

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($412,127,689 divided by 47,945,394 shares)                                           $8.60
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.60)*                                $9.12
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($321,133,111 divided by 37,865,141 shares)**                                         $8.48
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($26,090,920 divided by 3,046,009 shares)**                                           $8.57
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($25,038,592 divided by 2,919,928 shares)                                             $8.58
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.58)*                                $8.89
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($3,152,890 divided by 366,519 shares)                                                $8.60
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $731,947)                                     $  6,126,329
-------------------------------------------------------------------------------------------
Interest                                                                            465,628
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,796
-------------------------------------------------------------------------------------------
Total investment income                                                           6,593,753

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,084,402
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      799,877
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   11,554
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,658
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               531,607
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,642,357
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               121,775
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                97,835
-------------------------------------------------------------------------------------------
Amortization of organizational expenses (Note 1)                                      1,332
-------------------------------------------------------------------------------------------
Other                                                                               440,494
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,738,891
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (392,261)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,346,630
-------------------------------------------------------------------------------------------
Net investment income                                                               247,123
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (127,030,419)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (605,189)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (134,603)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                850,274
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period         54,779,543
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (72,140,394)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(71,893,271)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $    247,123     $  6,541,600
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (127,770,211)     (56,955,319)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           55,629,817     (156,502,580)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                                       (71,893,271)    (206,916,299)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,454,170)      (6,265,639)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (3,322,008)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (3,005)        (190,234)
--------------------------------------------------------------------------------------------------
   Class M                                                                (23,718)        (289,431)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (15,394)         (37,843)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (45,937,759)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (37,623,516)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (2,137,674)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,008,358)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (253,241)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --       (2,925,341)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,605,051)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (91,845)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (138,742)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (17,570)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (52,814,527)      89,916,642
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (126,204,085)    (220,843,909)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   913,747,287    1,134,591,196
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net
investment income of $1,055,788 and
$193,376, respectively)                                              $787,543,202     $913,747,287
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                       For the period
Per-share                           December 31                                                    August 1, 1996+
operating performance               (Unaudited)                  Year ended June 30                  to June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.39       $12.80       $12.59       $12.25       $10.76        $8.53
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .02          .11          .13          .11          .23          .15
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.78)       (2.33)        1.81          .98         1.78         2.13
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.76)       (2.22)        1.94         1.09         2.01         2.28
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.13)        (.20)        (.25)        (.16)        (.05)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.17)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)        (.50)        (.36)          --
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --         (.06)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.03)       (1.19)       (1.73)        (.75)        (.52)        (.05)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.60        $9.39       $12.80       $12.59       $12.25       $10.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.07)*     (18.25)       16.33         9.87        19.56        26.73*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $412,128     $483,057     $582,386     $469,726     $409,456     $157,990
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .67*        1.29         1.28         1.30         1.36         1.52*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .20*         .99         1.02          .94         1.98         1.61*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.82*      113.10        82.07        88.09        53.57        70.25*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                       For the period
Per-share                           December 31                                                    August 1, 1996+
operating performance               (Unaudited)                  Year ended June 30                   to June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.26       $12.65       $12.49       $12.18       $10.72        $8.53
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .03          .03          .02          .14          .10
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.77)       (2.29)        1.79          .97         1.78         2.10
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.78)       (2.26)        1.82          .99         1.92         2.20
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.09)        (.15)        (.18)        (.10)        (.01)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.15)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)        (.50)        (.36)          --
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --         (.04)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (1.13)       (1.66)        (.68)        (.46)        (.01)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.48        $9.26       $12.65       $12.49       $12.18       $10.72
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.42)*     (18.83)       15.41         9.04        18.68        25.80*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $321,133     $371,489     $488,654     $445,472     $414,609     $174,801
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.04*        2.04         2.03         2.05         2.11         2.21*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.17)*        .23          .25          .19         1.21         1.03*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.82*      113.10        82.07        88.09        53.57        70.25*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           December 31                           Feb. 1, 1999+
operating performance               (Unaudited)     Year ended June 30      to June 30
----------------------------------------------------------------------------------------
                                        2001         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.35       $12.75       $12.57       $11.10
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .03          .04          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.76)       (2.30)        1.80         1.42
----------------------------------------------------------------------------------------
Total from
investment operations                   (.78)       (2.27)        1.84         1.49
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --(d)      (.09)        (.15)        (.02)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.15)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)          --
----------------------------------------------------------------------------------------
From return
of capital                                --         (.04)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (1.13)       (1.66)        (.02)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.57        $9.35       $12.75       $12.57
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.33)*     (18.75)       15.50        13.40*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,091      $26,078      $22,903       $9,163
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.04*        2.04         2.03          .84*
----------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.18)*        .29          .34          .58*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.82*      113.10        82.07        88.09
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                       For the period
Per-share                           December 31                                                    August 1, 1996+
operating performance               (Unaudited)                  Year ended June 30                  to June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.36       $12.76       $12.55       $12.22       $10.74        $8.53
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)       .05          .06          .05          .16          .12
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.77)       (2.30)        1.82          .97         1.79         2.11
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.77)       (2.25)        1.88         1.02         1.95         2.23
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.10)        (.16)        (.19)        (.11)        (.02)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.15)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)        (.50)        (.36)          --
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --         (.05)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.01)       (1.15)       (1.67)        (.69)        (.47)        (.02)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.58        $9.36       $12.76       $12.55       $12.22       $10.74
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.24)*     (18.65)       15.83         9.24        18.95        26.17*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $25,039      $29,681      $40,648      $36,291      $38,832      $17,105
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92*        1.79         1.78         1.80         1.86         1.98*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.04)*        .47          .51          .40         1.40         1.19*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.82*      113.10        82.07        88.09        53.57        70.25*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than 0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                             Dec. 31    Oct. 2, 2000+
operating performance               (Unaudited)   to June 30
--------------------------------------------------------------
                                        2001         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.39       $11.75
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)                .03          .12
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     (.78)       (1.28)
--------------------------------------------------------------
Total from
investment operations                   (.75)       (1.16)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.04)        (.14)
--------------------------------------------------------------
In excess of net
investment income                         --           --
--------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)
--------------------------------------------------------------
From return
of capital                                --         (.06)
--------------------------------------------------------------
Total distributions                     (.04)       (1.20)
--------------------------------------------------------------
Net asset value,
end of period                          $8.60        $9.39
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.94)*     (10.90)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,153       $3,443
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .54*         .77*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .33*        1.06*
--------------------------------------------------------------
Portfolio turnover (%)                 79.82*      113.10
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund") is a series of Putnam Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2001, the value of securities loaned amounted to $8,160,288. The fund received cash collateral of $8,561,700 which is pooled with collateral of other Putnam funds into 50 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $64,834. The expenses have been fully amortized on a projected net asset basis over a five year period as of December 31, 2001.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, December 31, 2001 the fund's expenses were reduced by $392,261 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,153 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $54,478 and $1,238 from the sale of class A and class M shares, respectively, and received $259,589 and $2,170 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received $7,355 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $623,846,475 and $647,776,816, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 34,377,650       $ 291,343,328
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  173,108           1,380,410
---------------------------------------------------------------------------
                                            34,550,758         292,723,738

Shares
repurchased                                (38,048,184)       (326,430,032)
---------------------------------------------------------------------------
Net decrease                                (3,497,426)      $ (33,706,294)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,450,707       $ 589,974,418
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,811,886          50,602,027
---------------------------------------------------------------------------
                                            59,262,593         640,576,445

Shares
repurchased                                (53,327,574)       (580,556,524)
---------------------------------------------------------------------------
Net increase                                 5,935,019       $  60,019,921
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,502,186        $ 29,229,247
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,502,186          29,229,247

Shares
repurchased                                 (5,750,538)        (48,213,856)
---------------------------------------------------------------------------
Net decrease                                (2,248,352)       $(18,984,609)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,099,687        $ 65,181,926
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,719,390          38,681,654
---------------------------------------------------------------------------
                                             9,819,077         103,863,580

Shares
repurchased                                 (8,324,828)        (88,583,325)
---------------------------------------------------------------------------
Net increase                                 1,494,249        $ 15,280,255
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,105,186        $ 17,728,802
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      292              2,447
---------------------------------------------------------------------------
                                             2,105,478          17,731,249

Shares
repurchased                                 (1,849,136)        (15,662,572)
---------------------------------------------------------------------------
Net increase                                   256,342        $  2,068,677
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,327,205        $ 24,658,527
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  196,168           2,059,772
---------------------------------------------------------------------------
                                             2,523,373          26,718,299

Shares
repurchased                                 (1,529,923)        (15,982,315)
---------------------------------------------------------------------------
Net increase                                   993,450        $ 10,735,984
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    659,332         $ 5,557,767
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,808              22,597
---------------------------------------------------------------------------
                                               662,140           5,580,364

Shares
repurchased                                   (914,277)         (7,776,752)
---------------------------------------------------------------------------
Net decrease                                  (252,137)        $(2,196,388)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,235,945        $ 24,395,472
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  314,896           3,305,208
---------------------------------------------------------------------------
                                             2,550,841          27,700,680

Shares
repurchased                                 (2,565,124)        (28,002,882)
---------------------------------------------------------------------------
Net decrease                                   (14,283)       $   (302,202)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     54,995           $ 477,555
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,936              15,394
---------------------------------------------------------------------------
                                                56,931             492,949

Shares
repurchased                                    (57,053)           (488,862)
---------------------------------------------------------------------------
Net increase/
decrease                                          (122)          $   4,087
---------------------------------------------------------------------------

                                            For the period October 2, 2000
                                              (commencement of operations)
                                                          to June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    598,797         $ 6,758,202
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   29,461             308,654
---------------------------------------------------------------------------
                                               628,258           7,066,856

Shares
repurchased                                   (261,617)         (2,884,172)
---------------------------------------------------------------------------
Net increase                                   366,641         $ 4,182,684
---------------------------------------------------------------------------


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Colin Moore
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA024-79231  2CE/2CG/2CH  2/02


PUTNAM INVESTMENTS                                       [SCALE LOGO OMITTED
----------------------------------------------------------------------------
Putnam International Growth and Income Fund
Supplement to semiannual Report dated 12/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 12/31/01

                                                      NAV
1 year                                              -21.35%
5 years                                              34.42
Annual average                                        6.09
Life of fund (since class A inception, 8/1/96)       46.01
Annual average                                        7.23

Share value:                                          NAV
6/30/01                                              $9.39
12/31/01                                             $8.60
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains       Total
                     2       $0.041           --            $0.041
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Equity
Fund 98

SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

12-31-01

[SCALE LOGO OMITTED]


The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 12/31/01. Additional details, including fund strategy, performance, and managers' outlook, will be provided in the annual report, which will cover the 12 months ended 6/30/02.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
December 31, 2001 (Unaudited)

COMMON STOCKS (98.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.5%)
-------------------------------------------------------------------------------------------------------------------
             11,600 Aeroflex, Inc. (NON)                                                              $     219,588
              8,400 Anaren Microwave, Inc. (NON)                                                            145,488
              3,600 DRS Technologies, Inc. (NON)                                                            128,340
                                                                                                      -------------
                                                                                                            493,416

Automotive (0.7%)
-------------------------------------------------------------------------------------------------------------------
             13,200 CSK Auto Corp. (NON)                                                                    131,340

Banking (0.5%)
-------------------------------------------------------------------------------------------------------------------
              4,500 Boston Private Financial Holdings, Inc.                                                  99,315

Biotechnology (8.0%)
-------------------------------------------------------------------------------------------------------------------
             10,500 BioMarin Pharmaceuticals, Inc. (NON)                                                    141,120
             17,400 Connetics Corp. (NON)                                                                   207,060
             21,800 Discovery Laboratories, Inc. (NON)                                                       80,660
              5,100 ILEX Oncology, Inc. (NON)                                                               137,904
              7,000 ImmunoGen, Inc. (NON)                                                                   116,060
              4,600 InterMune, Inc. (NON)                                                                   226,596
              8,700 Ligand Pharmaceuticals, Inc. Class B (NON)                                              155,730
              3,000 Novavax, Inc. (NON)                                                                      42,300
              3,500 Progenics Pharmaceuticals, Inc. (NON)                                                    64,645
              2,400 SangStat Medical Corp. (NON)                                                             47,136
              9,400 Scios, Inc. (NON)                                                                       223,438
             25,000 Triangle Pharmaceuticals, Inc. (NON)                                                    100,250
                500 Trimeris, Inc. (NON)                                                                     22,485
                                                                                                      -------------
                                                                                                          1,565,384

Broadcasting (3.0%)
-------------------------------------------------------------------------------------------------------------------
              2,600 Cumulus Media, Inc. Class A (NON)                                                        42,068
             11,800 Pegasus Communications Corp. (NON)                                                      122,838
             14,000 Radio One, Inc. Class D (NON)                                                           252,140
             25,300 Regent Communications, Inc. (NON)                                                       170,775
                                                                                                      -------------
                                                                                                            587,821

Commercial and Consumer Services (4.3%)
-------------------------------------------------------------------------------------------------------------------
              3,300 Actrade Financial Technologies, Ltd. (NON)                                               97,185
             14,500 CoStar Group, Inc. (NON)                                                                348,145
              2,500 Gaiam, Inc. (NON)                                                                        54,500
             13,900 Keith Companies, Inc. (The) (NON)                                                       141,491
              6,000 PC Connection, Inc. (NON)                                                                88,980
             10,700 Sykes Enterprises, Inc. (NON)                                                            99,938
                                                                                                      -------------
                                                                                                            830,239

Communications Equipment (1.5%)
-------------------------------------------------------------------------------------------------------------------
              9,900 Harmonic Lightwaves, Inc. (NON)                                                         118,998
              5,300 SeaChange International, Inc. (NON)                                                     180,836
                                                                                                      -------------
                                                                                                            299,834

Computers (3.7%)
-------------------------------------------------------------------------------------------------------------------
              9,000 Concurrent Computer Corp. (NON)                                                         133,650
              5,400 Emulex Corp. (NON)                                                                      213,354
             19,300 Lantronix, Inc. (NON)                                                                   121,976
              2,720 Magma Design Automation, Inc. (NON)                                                      82,362
              9,400 Universal Electronics, Inc. (NON)                                                       161,774
                                                                                                      -------------
                                                                                                            713,116

Consumer Goods (0.9%)
-------------------------------------------------------------------------------------------------------------------
              7,600 Yankee Candle Company, Inc. (The) (NON)                                                 172,216

Consumer Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
              8,700 FTI Consulting, Inc. (NON)                                                              285,360
             72,727 InteliData Technologies Corp. (acquired 11/27/01,
                    cost $199,999) (RES) (NON)                                                              185,236
                                                                                                      -------------
                                                                                                            470,596

Electrical Equipment (2.6%)
-------------------------------------------------------------------------------------------------------------------
             15,200 Active Power, Inc. (NON)                                                                103,360
              5,200 C&D Technologies, Inc.                                                                  118,820
              5,000 Electro Scientific Industries, Inc. (NON)                                               150,050
              3,000 Powell Industries, Inc. (NON)                                                            56,310
              8,400 Power-One, Inc. (NON)                                                                    87,444
                                                                                                      -------------
                                                                                                            515,984

Electronics (11.5%)
-------------------------------------------------------------------------------------------------------------------
              8,800 Alpha Industries, Inc. (NON)                                                            191,840
             10,900 Benchmark Electronics, Inc. (NON)                                                       206,664
              3,000 Brooks Automation, Inc. (NON)                                                           122,010
             25,000 Centillium Communications, Inc. (NON)                                                   196,500
             11,100 DDi Corp. (NON)                                                                         109,224
              8,000 Exar Corp. (NON)                                                                        166,800
              2,300 Genesis Microchip, Inc. (Canada) (NON)                                                  152,076
             10,900 Integrated Silicon Solutions, Inc. (NON)                                                133,416
              4,363 Marvell Technology Group, Ltd. (Bermuda) (NON)                                          156,283
              7,500 Monolithic System Technology, Inc. (NON)                                                154,500
              3,200 O2Micro International, Ltd. (Cayman Islands) (NON)                                       76,960
              4,400 Power Integrations, Inc. (NON)                                                          100,496
              9,200 Silicon Laboratories, Inc. (NON)                                                        310,132
             15,900 TTM Technologies, Inc. (NON)                                                            160,908
                                                                                                      -------------
                                                                                                          2,237,809

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
              4,200 Chiles Offshore, Inc. (NON)                                                              83,538

Financial (0.8%)
-------------------------------------------------------------------------------------------------------------------
              2,800 Federal Agriculture Mortgage Corp. Class C (NON)                                        113,400
              8,000 Friedman, Billings, Ramsey Group, Inc. Class A (NON)                                     41,520
                                                                                                      -------------
                                                                                                            154,920

Health Care Services (6.1%)
-------------------------------------------------------------------------------------------------------------------
              5,525 Accredo Health, Inc. (NON)                                                              219,343
              5,800 AmSurg Corp. (NON)                                                                      157,644
              5,400 Icon PLC ADR (Ireland) (NON)                                                            160,974
             10,500 Pediatrix Medical Group, Inc. (NON)                                                     356,157
             17,950 US Physical Therapy, Inc. (NON)                                                         290,072
                                                                                                      -------------
                                                                                                          1,184,190

Insurance (0.3%)
-------------------------------------------------------------------------------------------------------------------
              2,100 Clark/Bardes, Inc. (NON)                                                                 52,983

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
              3,100 Mobile Mini, Inc. (NON)                                                                 121,272

Medical Technology (10.8%)
-------------------------------------------------------------------------------------------------------------------
              2,500 Advanced Neuromodulation Systems, Inc. (NON)                                             88,125
              4,000 American Medical Systems Holdings, Inc. (NON)                                            82,760
              5,800 Biosite Diagnostics, Inc. (NON)                                                         106,546
              5,200 Cantel Medical Corp. (NON)                                                               99,268
              4,100 Charles River Laboratories International, Inc. (NON)                                    137,268
              3,200 Conceptus, Inc. (NON)                                                                    75,520
              7,500 Harvard Bioscience, Inc. (NON)                                                           74,550
              2,400 Igen, Inc. (NON)                                                                         96,240
              8,100 Intermagnetics General Corp. (NON)                                                      209,790
              5,500 LifeCore Biomedical, Inc. (NON)                                                          61,270
              8,000 Merit Medical Systems, Inc. (NON)                                                       149,440
              7,900 Respironics, Inc. (NON)                                                                 273,656
             16,100 Serologicals Corp. (NON)                                                                346,150
              5,100 SurModics, Inc. (NON)                                                                   185,946
              5,400 Urologix, Inc. (NON)                                                                    108,270
                                                                                                      -------------
                                                                                                          2,094,799

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------------------------------------------
              3,750 Quixote Corp.                                                                            71,250

Pharmaceuticals (1.8%)
-------------------------------------------------------------------------------------------------------------------
             17,300 Inspire Pharmaceuticals, Inc. (NON)                                                     243,757
              3,600 K-V Pharmaceuticals Co. Class A (NON)                                                   106,200
                                                                                                      -------------
                                                                                                            349,957

Restaurants (1.4%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Buca, Inc. (NON)                                                                         81,050
              8,700 RARE Hospitality International, Inc. (NON)                                              196,098
                                                                                                      -------------
                                                                                                            277,148

Retail (7.9%)
-------------------------------------------------------------------------------------------------------------------
              5,700 Chico's FAS, Inc. (NON)                                                                 226,290
              4,600 Coach, Inc. (NON)                                                                       179,308
             26,000 Restoration Hardware, Inc. (NON)                                                        232,440
             10,700 Too, Inc. (NON)                                                                         294,250
             11,400 Tweeter Home Entertainment Group, Inc. (NON)                                            330,600
             11,450 Wet Seal, Inc. (The) (NON)                                                              269,648
                                                                                                      -------------
                                                                                                          1,532,536

Schools (2.0%)
-------------------------------------------------------------------------------------------------------------------
             11,600 Career Education Corp. (NON)                                                            397,648

Semiconductor (6.8%)
-------------------------------------------------------------------------------------------------------------------
              5,800 Advanced Energy Industries, Inc. (NON)                                                  154,512
             12,600 ASM International NV (Netherlands) (NON)                                                245,826
             31,800 ChipPAC, Inc. (NON)                                                                     235,956
              5,000 Ibis Technology Corp. (NON)                                                              74,350
              6,700 Mykolis Corp. (NON)                                                                     107,200
              4,200 Nanometrics, Inc. (NON)                                                                  81,480
              6,100 Photon Dynamics, Inc. (NON)                                                             278,465
              4,600 Photronics, Inc. (NON)                                                                  144,210
                                                                                                      -------------
                                                                                                          1,321,999

Shipping (0.6%)
-------------------------------------------------------------------------------------------------------------------
              6,650 Knight Transportation, Inc. (NON)                                                       124,887

Software (9.3%)
-------------------------------------------------------------------------------------------------------------------
             17,400 Actuate Corp. (NON)                                                                      91,698
              7,000 Centra Software, Inc. (NON)                                                              56,000
              8,700 Embarcadero Technologies, Inc. (NON)                                                    210,540
             29,300 I-many, Inc. (NON)                                                                      282,745
              9,000 Informatica Corp. (NON)                                                                 130,590
              5,500 Internet Security Systems, Inc. (NON)                                                   176,330
              9,700 Interwoven, Inc. (NON)                                                                   94,478
              6,700 Manhattan Associates, Inc. (NON)                                                        195,305
              9,900 Matrixone, Inc. (NON)                                                                   128,601
              3,100 MRO Software, Inc. (NON)                                                                 72,478
              5,100 Secure Computing Corp. (NON)                                                            104,805
              6,800 SkillSoft Corp. (NON)                                                                   176,256
              5,200 webMethods, Inc. (NON)                                                                   87,152
                                                                                                      -------------
                                                                                                          1,806,978

Staffing (0.5%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Kforce, Inc. (NON)                                                                       94,350

Technology Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
              8,800 Inforte Corp. (NON)                                                                     122,936
             21,300 Management Network Group, Inc. (The) (NON)                                              146,970
             28,800 Online Resources Corp. (NON)                                                             66,240
                                                                                                      -------------
                                                                                                            336,146

Telecommunications (3.6%)
-------------------------------------------------------------------------------------------------------------------
             15,600 Boston Communications Group (NON)                                                       177,060
             18,700 Leap Wireless International, Inc. (NON)                                                 392,139
             10,000 SBA Communications Corp. (NON)                                                          130,200
                                                                                                      -------------
                                                                                                            699,399

Textiles (1.0%)
-------------------------------------------------------------------------------------------------------------------
             13,100 Wolverine World Wide, Inc.                                                              197,155

Transportation (0.9%)
-------------------------------------------------------------------------------------------------------------------
              8,500 UTI Worldwide, Inc. (NON)                                                               166,345
                                                                                                      -------------
                    Total Common Stocks (cost $15,392,225)                                            $  19,184,570

WARRANTS (--%) (a) (NON) (cost $1)                                                        EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 InteliData Technologies Corp.
                    (acquired 11/27/01, cost $1) (RES)                                    11/28/03    $           1

SHORT-TERM INVESTMENTS (6.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           600,000 Interest in $500,000,000 joint tri-party repurchase agreement dated December 31, 2001 with Credit
                    Suisse First Boston due January 2, 2002 with respect
                    to various U.S. Government obligations -- maturity
                    value of $600,060 for an effective yield of 1.80%                                 $     600,000
            595,000 Interest in $600,000,000 joint tri-party repurchase agreement dated December 31, 2001 with Goldman
                    Sachs and Co., Inc. due January 2, 2002 with respect to
                    various U.S. Government obligations -- maturity value
                    of $595,059 for an effective yield of 1.79%                                             595,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $1,195,000)                                    $   1,195,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $16,587,226) (b)                                          $  20,379,571
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $19,468,950.

  (b) The aggregate identified cost on a tax basis is $16,764,787, resulting in gross unrealized appreciation and depreciation of $4,808,035 and $1,193,251, respectively, or net unrealized appreciation of $3,614,784.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2001 was $185,237, or 1.0% of net assets.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $16,587,226) (Note 1)                                          $20,379,571
-------------------------------------------------------------------------------------------
Cash                                                                                 48,170
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     1,680
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      555,165
-------------------------------------------------------------------------------------------
Total assets                                                                     20,984,586

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,403,423
-------------------------------------------------------------------------------------------
Payable for shares of fund repurchased                                                9,332
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         70,973
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           13,780
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         2,045
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             25
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               16,058
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,515,636
-------------------------------------------------------------------------------------------
Net assets                                                                      $19,468,950

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $18,166,758
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (101,062)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,389,091)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,792,345
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $19,468,950

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($19,468,950 divided by 1,052,372 shares)                                            $18.50
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.50)*                              $19.63
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $    12,086
-------------------------------------------------------------------------------------------
Dividends                                                                             2,346
-------------------------------------------------------------------------------------------
Total investment income                                                              14,432
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     90,741
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       28,802
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       920
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         50
-------------------------------------------------------------------------------------------
Auditing                                                                             13,413
-------------------------------------------------------------------------------------------
Other                                                                                 3,805
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (19,768)
-------------------------------------------------------------------------------------------
Total expenses                                                                      117,963
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,469)
-------------------------------------------------------------------------------------------
Net expenses                                                                        115,494
-------------------------------------------------------------------------------------------
Net investment loss                                                                (101,062)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,878,122)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                        733,049
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,145,073)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(1,246,135)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                  $   (101,062)    $   (232,914)
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,878,122)        (340,978)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 733,049       (4,328,603)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   (1,246,135)      (4,902,495)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --       (2,681,078)
--------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --         (138,830)
--------------------------------------------------------------------------------------------------
From return of capital                                                         --           (5,381)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                        (893,527)        (587,999)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (2,139,662)      (8,315,783)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    21,608,612       29,924,395
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss of $101,062 and $--, respectively)                               $19,468,950      $21,608,612
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                           December 31                                        Dec. 31, 1997+
operating performance               (Unaudited)            Year ended June 30            to June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.46       $26.90       $14.85       $10.52        $8.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.09)        (.21)        (.24)        (.11)        (.04)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.87)       (4.37)       14.98         4.55         2.06
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.96)       (4.58)       14.74         4.44         2.02
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.71)       (2.69)        (.11)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.14)          --           --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.86)       (2.69)        (.11)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.50       $19.46       $26.90       $14.85       $10.52
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                 (4.93)*     (16.31)      102.02        42.62        23.77*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $19,469      $21,609      $29,924       $9,192       $5,205
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .66*        1.30         1.30         1.30          .65*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.56)*      (1.02)       (1.05)       (1.04)        (.37)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.36*      114.08       152.49       184.61        85.45*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.02, $0.02, $0.06, $0.04 and $0.06 per class A share for the periods ended December 31, 2001, June 30, 2001, June 30, 2000, June 30, 1999 and
    June 30, 1998, respectively (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Equity Fund 98 (the "fund")
is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have the potential for capital appreciation.

The fund offers class A shares which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2001, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of the fund's average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC, and payments under the trust's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2001, the fund's expenses were reduced by $2,469 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of shares. For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $13,209,502 and $14,000,725, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     90,194         $ 1,573,869
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                90,194           1,573,869

Shares
repurchased                                   (148,419)         (2,467,396)
---------------------------------------------------------------------------
Net decrease                                   (58,225)        $  (893,527)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    178,878         $ 3,299,417
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  154,707           2,820,313
---------------------------------------------------------------------------
                                               333,585           6,119,730

Shares
repurchased                                   (335,550)         (6,707,729)
---------------------------------------------------------------------------
Net decrease                                    (1,965)        $  (587,999)
---------------------------------------------------------------------------

At December 31, 2001, Putnam Investments, LLC owned 230,040 of class A shares of the fund (21.9% of class A shares outstanding) valued at $4,255,740.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel L. Miller
Vice President

Eric Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Fund
98. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


79233  2HF  2/02